UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 27, 2023

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 001-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard

Salt Lake City, Utah 84119-2099

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01 Entry into a Material Definitive Agreement

On March 27, 2023, Franklin Covey Co. (the Company) entered into a new credit agreement (the 2023 Credit Agreement) with KeyBank National Association (KeyBank) leading a group of financial institutions (collectively, the Lenders), which replaced the Company’s previous credit agreement with JPMorgan Chase Bank, N.A. (the 2019 Credit Agreement). KeyBank will act as the sole administrative and collateral agent under the 2023 Credit Agreement. The Company’s obligations under the 2023 Credit Agreement are guaranteed by certain of the Company’s domestic subsidiaries. In connection with the 2023 Credit Agreement, the Company and certain of its subsidiaries, as applicable, also entered into a Security Agreement, Intellectual Property Security Agreement, and Guaranty of Payment.

The 2023 Credit Agreement provides up to $70.0 million in total credit, of which $7.5 million will be used to replace the outstanding term loan balance from the 2019 Credit Agreement. The remaining $62.5 million will be available to the Company as a revolving line of credit or for future term loans. Principal payments on the term loan will consist of quarterly payments totaling $1.25 million that are due and payable on the last Business Day (as defined in the 2023 Credit Agreement) of each March, June, September, and December until the term loan obligation is repaid. These payment terms are essentially the same as the 2019 Credit Agreement.

The 2023 Credit Agreement matures on March 27, 2028 and interest on all borrowings under the 2023 Credit Agreement is due and payable on the last day of each month. The interest rate for borrowings on the 2023 Credit Agreement is based on the Secured Overnight Financing Rate (SOFR) and is a tiered structure that varies according to the ratio of funded debt to adjusted earnings before interest, taxes, depreciation, and amortization (Adjusted EBITDA) as shown below:

Funded Debt to Adjusted EBITDA Ratio	Interest Rate
Less than 1.00	SOFR plus 1.50%
Between 1.00 and 2.00	SOFR plus 1.75%
Between 2.01 and 2.50	SOFR plus 2.25%
Greater than 2.50	SOFR plus 2.75%

The 2023 Credit Agreement is secured by substantially all of the assets of the Company and certain of its subsidiaries. The 2023 Credit Agreement provides for standard events of default, such as for non-payment and failure to perform or observe covenants, and contains standard indemnifications benefitting the Lenders.

The 2023 Credit Agreement also contains representations, warranties, and certain covenants of the Company. While any amounts are outstanding under the 2023 Credit Agreement, the Company is subject to a number of affirmative and negative covenants, including covenants regarding dispositions of property, investments, forming or acquiring subsidiaries, and business combinations or acquisitions, among other customary covenants, subject to certain exceptions. As defined in the 2023 Credit Agreement, the Company is (i) required to maintain a Leverage Ratio of less than 3.00 to 1.00 and a Fixed Charge Coverage Ratio greater than 1.15 to 1.00; and (ii) restricted from making certain distributions to stockholders, including repurchases of common stock. However, the Company is permitted to make distributions, including through purchases of outstanding common stock, provided that the Company is in compliance with the Leverage Ratio and Fixed Charge Coverage Ratio financial covenants before and after such distribution. In the event of noncompliance with these financial covenants and other defined events of default, the Lender is entitled to certain remedies, including acceleration of the repayment of amounts outstanding under the 2023 Credit Agreement.

The representations, warranties, and covenants contained in the 2023 Credit Agreement are made only for purposes of the 2023 Credit Agreement and as of specific dates; are solely for the benefit of the parties to the 2023 Credit Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or the Lenders or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the 2023 Credit Agreement, which subsequent information may or may not be fully reflected in public disclosures of the Company or statements by the Company or the Lenders. Accordingly, investors should read the representations and warranties in the 2023 Credit Agreement not in isolation but only in conjunction with the other information about the Company or the Lenders and their respective subsidiaries that the respective companies include in reports, statements, and other filings made with the Securities and Exchange Commission.

The foregoing description of the 2023 Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the 2023 Credit Agreement and the Security Agreement, which are filed as Exhibits 10.1 and 10.2 attached hereto.

Item 1.02Termination of a Material Definitive Agreement

The information in Item 1.01 is incorporated by reference herein.

Item 2.03Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

On March 27, 2023, the Company and certain of its subsidiaries, as applicable, entered into the 2023 Credit Agreement and Security Agreement with the Lenders as described above in Item 1.01. The information in Item 1.01 is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d)Exhibits:

10.1Credit Agreement by and between KeyBank National Association and Franklin Covey Co., dated March 27, 2023.

10.2Security Agreement by and among KeyBank, National Association and the subsidiary guarantors party thereto, dated March 27, 2023.

104Cover Page Interactive Data File – the cover page XBRL tags are embedded with the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date: March 30, 2023	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer